CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this form N-SAR of our report dated October 23, 1997 relating to the financial statements of Engex, Inc.

                                             /s/ David Berdon & Co., LLP
                                                 DAVID BERDON & CO., LLP
                                                 CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
November 23, 1998